                          PRUDENTIAL EQUITY FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 1996

    Prudential Equity Fund, Inc. (the Fund), is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund will seek to achieve this objective by investing primarily in common stocks of major, established corporations which, in the opinion of its investment adviser, are believed to be in sound financial condition and to have prospects of price appreciation greater than broadly based stock indices. The Fund's purchase and sale of put and call options and related short-term trading may result in a high portfolio turnover rate. These activities may be considered speculative and may result in higher risks and costs to the Fund. The Fund may buy and sell certain derivatives, including options on stock and stock indices and futures for the purpose of hedging its securities portfolio pursuant to limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

    The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 1, 1996, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                          CROSS- REFERENCE
                                                                             TO PAGE IN
                                                                   PAGE      PROSPECTUS
                                                                   -----  ----------------
General Information and History..................................    B-2            20
Investment Objective and Policies................................    B-2             8
Investment Restrictions..........................................   B-10            15
Directors and Officers...........................................   B-12            15
Manager..........................................................   B-16            15
Distributor......................................................   B-18            16
Portfolio Transactions and Brokerage.............................   B-20            18
Purchase and Redemption of Fund Shares...........................   B-22            21
Shareholder Investment Account...................................   B-25            30
Net Asset Value..................................................   B-29            18
Performance Information..........................................   B-30            18
Dividends, Distributions and Taxes...............................   B-32            19
Custodian, Transfer and Dividend Disbursing Agent and Independent
 Accountants.....................................................   B-33            18
Financial Statements.............................................   B-34            --
Report of Independent Accountants................................   B-45            --
Appendix I--General Investment Information.......................    I-1            --
Appendix II--Historical Performance Data.........................   II-1            --

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MF101B

                        GENERAL INFORMATION AND HISTORY

    On November 18, 1993, the shareholders of the Fund approved an amendment to the Fund's Articles of Incorporation to change the Fund's name to Prudential Equity Fund, Inc. from Prudential-Bache Equity Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is long-term growth of capital. The Fund attempts to achieve such objective by investing primarily in common stocks of major, established corporations which, in the opinion of the Fund's investment adviser, are believed to be in sound financial condition and to have prospects of price appreciation greater than broadly based stock indices. The Fund may also invest in preferred stocks and bonds, which have either attached warrants or a conversion privilege into common stocks, and in unattached warrants. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES, STOCK INDEX FUTURES AND OPTIONS THEREON

    The Fund may purchase put options only on equity securities held in its portfolio and write call options on stocks only if they are covered, and such call options must remain covered so long as the Fund is obligated as a writer. The Fund has undertaken with certain state securities commissions that, so long as shares of the Fund are registered in those states, it will not purchase put and call options on stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's total net assets.

    The Fund may purchase put and call options and write covered call options on
equity   securities  traded  on  securities  exchanges,  on  NASDAQ  or  in  the over-the-counter market (OTC options).

    The Fund may purchase and write put and call options on stock indices traded on securities exchanges, on NASDAQ or in the over-the-counter market.

    CALL OPTIONS ON STOCK. The Fund may, from time to time, write call options on its portfolio securities. The Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

    The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options on individual stocks except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

    PUT OPTIONS ON STOCK. The Fund may also purchase put and call options. If the Fund purchases a put option, it has the option to sell a given security at a specified price at any time during the term of the option. If the Fund purchases a call option, it has the option to buy a security at a specified price at any time during the term of the option.

    Purchasing put options may be used as a portfolio investment strategy when the investment adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

    STOCK INDEX OPTIONS. Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, cash equivalents or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

    STOCK INDEX FUTURES. The Fund will purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. When the Fund purchases stock index futures contracts, an amount of cash, cash equivalents and U.S. Government securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

    OPTIONS ON STOCK INDEX FUTURES CONTRACTS. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

    LIMITATIONS ON THE PURCHASE AND SALE OF STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

    RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those exchange traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular exchange traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange traded options because a clearing corporation is not interposed between the buyer and seller of the option. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, the Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option.

    The Fund may also purchase a "protective put," I.E., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices in the over-the-counter market.

    As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, the Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. Consequently, the value of an OTC option to the Fund is dependent upon the financial viability of the counterparty. If the Fund decides to enter into transactions in OTC options, the Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

    OTC options may also be illiquid securities with respect to which no secondary market exists. The Fund may not be able to effect closing transactions for such options. The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund at its election to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

    RISKS OF OPTIONS ON INDICES. The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index, for example, the S&P 100 or S&P 500 index option.

    Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on the Purchase and Sale of Stock Options, Options on Stock Indices, Stock Index Futures and Options Thereon."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES. There are several risks in connection with the use of options on stock index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

    Futures prices often are extremely volatile so successful use of options on stock index futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock market generally. For example, if the Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

    The hours of trading of options on stock index futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Options on stock index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may hold funds in bank deposits in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served.

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Furthermore, this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCIES

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

    Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests--Other Investments and Policies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS ON FOREIGN CURRENCIES

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or Subadviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, French Franc, Japanese Yen, Swiss Franc, DeutscheMark and Eurodollars.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options are available with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, French Franc, Japanese Yen, Swiss Franc, DeutscheMark and Eurodollar.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

    The Fund will write put options on foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or short-term investments equal to the aggregate exercise price of the puts. The Fund will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on currencies or futures contracts on foreign currencies or (ii) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of the Fund's total net assets.

    The Fund intends to engage in futures contracts and options on futures contracts as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

POSITION LIMITS

    Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

PORTFOLIO TURNOVER

    The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, its portfolio turnover rate may exceed 100% although it is not expected to exceed 200%. The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the portfolio. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase its turnover rate and incur greater brokerage commissions and other transaction costs, which are borne directly by the Fund. See "Portfolio Transactions and Brokerage."

LENDING OF PORTFOLIO SECURITIES

    The Fund may lend its portfolio securities to broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund does not intend to lend its portfolio securities during the coming year.

ILLIQUID SECURITIES

    The Fund may not hold more than 10% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the
NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

    2. Make short sales of securities except short sales against-the-box (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

    3. Concentrate its investments in any one industry (no more than 25% of the Fund's total assets will be invested in any one industry).

    4. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For the purpose of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase and sale of options, futures contracts and forward foreign currency exchange contracts and collateral arrangements with respect to the purchase and sale of options, futures contracts, options on futures contracts and forward foreign currency exchange contracts are not deemed to be the issuance of a senior security or a pledge of assets.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of any one issuer.

    6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

    7. Buy or sell commodities or commodity contracts or real estate or interests in real estate except that the Fund may purchase and sell stock index futures contracts, options thereon and forward foreign currency exchange contracts and securities which are secured by real estate and securities of companies which invest or deal in real estate.

    8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    9.  Make investments for the purpose of exercising control or management.

    10. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    11. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stock of companies which invest in or sponsor such programs.

    12. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (such loans being limited to 10% of the Fund's total assets). (The purchase of a portion of an issue of securities distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.)

    In order to comply with certain state "blue sky" restrictions, the Fund will not as a matter of operating policy:

    1.  Invest in oil, gas and mineral leases.

    2. Purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the Fund's net assets (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

    3. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Director of the Fund or the Fund's Manager or Subadviser (as defined below) owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

    4. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, or securities of issuers which are restricted as to disposition, if more than 15% of its total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    5. Invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and in equity securities of issuers which are not readily marketable.

    6. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS

                              POSITION               PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE         WITH FUND             DURING PAST FIVE YEARS
---------------------------------------------------------------------------------
Edward D. Beach (71)          Director        President and Director of BMC Fund,
c/o Prudential Mutual                          Inc., a closed-end investment
Fund Management, Inc.                          company; previously, Vice Chairman
One Seaport Plaza                              of Broyhill Furniture Industries,
New York, NY                                   Inc.; Certified Public Accountant;
                                               Secretary and Treasurer of
                                               Broyhill Family Foundation Inc.;
                                               Member of the Board of Trustees of
                                               Mars Hill College; President and
                                               Director of The High Yield Plus
                                               Fund, Inc. and First Financial
                                               Fund, Inc.
Eugene C. Dorsey (69)         Director        Retired President, Chief Executive
c/o Prudential Mutual                          Officer and Trustee of the Gannett
Fund Management, Inc.                          Foundation (now Freedom Forum);
One Seaport Plaza                              former Publisher of four Gannett
New York, NY                                   newspapers and Vice President of
                                               Gannett Company; past Chairman,
                                               Independent Sector (national
                                               coalition of philanthropic
                                               organizations); former Chairman of
                                               the American Council for the Arts;
                                               Director of the Advisory Board of
                                               Chase Manhattan Bank of Rochester.
Delayne Dedrick Gold          Director        Marketing and Management
(57)                                           Consultant.
c/o Prudential Mutual
Fund Management, Inc.
One Seaport Plaza
New York, NY
*Harry A. Jacobs, Jr.         Director        Senior Director (since January
(74)                                           1986) of Prudential Securities
One Seaport Plaza                              Incorporated (Prudential
New York, NY                                   Securities); formerly Interim
                                               Chairman and Chief Executive
                                               Officer of PMF (June-September
                                               1993); formerly Chairman of the
                                               Board of Prudential Securities
                                               (1982-1985) and Chairman of the
                                               Board and Chief Executive Officer
                                               of Bache Group Inc. (1977-1982);
                                               Director of The First Australia
                                               Fund, Inc. and The First Australia
                                               Prime Income Fund, Inc.; Trustee
                                               of The Trudeau Institute.

NAME, ADDRESS       POSITION             PRINCIPAL OCCUPATIONS
AND AGE            WITH FUND             DURING PAST FIVE YEARS
------------------------------------------------------------------------
Thomas T. Mooney     Director   President of Greater Rochester Metro
(54)                             Chamber of Commerce; former Rochester
c/o Prudential                   City Manager; Trustee of Center for
Mutual                           Governmental Research, Inc.; Director
Fund Management,                 of Blue Cross of Rochester, Monroe
Inc.                             County Water Authority, Rochester Jobs,
One Seaport                      Inc., Executive Service Corps of
Plaza                            Rochester, Monroe County Industrial
New York, NY                     Development Corporation, Northeast
                                 Midwest Institute, First Financial
                                 Fund, Inc. and The High Yield Plus
                                 Fund, Inc.
Thomas H.           Director    President, O'Brien Associates (financial
O'Brien (71)                     and management consultants) (since
c/o Prudential                   April 1984); formerly, President of
Mutual                           Jamaica Water Securities Corp. (holding
Fund Management,                 company) (February 1989-August 1990);
Inc.                             Director (September 1987-April 1991)
One Seaport                      and Chairman of the Board and Chief
Plaza                            Executive Officer (September
New York, NY                     1987-February 1989) of Jamaica Water
                                 Supply Company; Director of Ridgewood
                                 Savings Bank and Yankee Energy System,
                                 Inc.; Trustee of Hofstra University.
*Richard A.      President and  President, Chief Executive Officer and
Redeker (52)        Director     Director (since October 1993), PMF;
One Seaport                      Executive Vice President, Director and
Plaza                            Member of Operating Committee (since
New York, NY                     October 1993), Prudential Securities;
                                 Director (since October 1993) of
                                 Prudential Securities Group, Inc.
                                 (PSG); Executive Vice President, The
                                 Prudential Investment Corporation
                                 (since July 1994); Director (since
                                 January 1994) of Prudential Mutual Fund
                                 Distributors, Inc. (PMFD) and
                                 Prudential Mutual Fund Services, Inc.
                                 (PMFS); formerly Senior Executive Vice
                                 President and Director of Kemper
                                 Financial Services, Inc. (September
                                 1978-September 1993) and Director of
                                 The High Yield Income Fund, Inc.
Nancy H. Teeters     Director   Economist; formerly Vice President and
(65)                             Chief Economist (March 1986-June 1990)
c/o Prudential                   of International Business Machines
Mutual                           Corporation; Director of Inland Steel
Fund Management,                 Corporation (since 1991) and First
Inc.                             Financial Fund, Inc.
One Seaport
Plaza
New York, NY

NAME, ADDRESS       POSITION             PRINCIPAL OCCUPATIONS
AND AGE            WITH FUND             DURING PAST FIVE YEARS
------------------------------------------------------------------------
David W. Drasnin Vice President Vice President and Branch Manager of
(59)                             Prudential Securities.
39 Public Square
Wilkes-Barre, PA
Robert F. Gunia Vice President  Chief Administrative Officer (since July
(49)                             1990), Director (since January 1989)
One Seaport                      and Executive Vice President, Treasurer
Plaza                            and Chief Financial Officer (since June
New York, NY                     1987) of PMF; Senior Vice President
                                 (since March 1987) of Prudential
                                 Securities; Executive Vice President,
                                 Treasurer and Comptroller (since March
                                 1991) of PMFD; Director (since June
                                 1987) of PMFS; Vice President and
                                 Director of The Asia Pacific Fund, Inc.
                                 (since 1989).
S. Jane Rose    Secretary       Senior Vice President (since January
(50)                             1991) and Senior Counsel (since June
One Seaport                      1987) of PMF; Senior Vice President and
Plaza                            Senior Counsel (since July 1992) of
New York, NY                     Prudential Securities; formerly Vice
                                 President and Associate General Counsel
                                 of Prudential Securities.
Eugene S. Stark Treasurer and   First Vice President (since January
(38)             Principal       1990) of PMF.
One Seaport      Financial and
Plaza            Accounting
New York, NY     Officer
Stephen M.      Assistant       First Vice President of PMF (since
Ungerman (42)    Treasurer       February 1993); prior thereto, Senior
One Seaport                      Tax Manager of Price Waterhouse
Plaza                            (1981-January 1993).
New York, NY
Deborah A. Docs Assistant       Vice President and Associate General
(38)             Secretary       Counsel (since January 1993) of PMF;
One Seaport                      Vice President and Associate General
Plaza                            Counsel (since January 1993) of
New York, NY                     Prudential Securities; previously
                                 Associate Vice President (January
                                 1990-December 1992) and Assistant
                                 General Counsel (November 1991-December
                                 1992) of PMF.

------------------------
* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.

    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

    The Board of Directors has nominated a new slate of Directors for the Fund which will be submitted to shareholders at a special meeting scheduled to be held in or about October 1996.

    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PMF annual compensation of $7,500, in addition to certain out-of-pocket expenses.

    Directors  may  receive  their Director's  fee  pursuant to  a  deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund. Mr. Dorsey elected to receive his Director's fee pursuant to a deferred fee agreement with the Fund for the fiscal year ended December 31, 1995.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1995 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the Board of any other investment companies managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                                                       TOTAL
                                                            PENSION OR                              COMPENSATION
                                                            RETIREMENT                               FROM FUND
                                         AGGREGATE       BENEFITS ACCRUED    ESTIMATED ANNUAL         AND FUND
                                       COMPENSATION       AS PART OF FUND      BENEFITS UPON        COMPLEX PAID
NAME AND POSITION                        FROM FUND           EXPENSES           RETIREMENT          TO DIRECTORS
-----------------------------------  -----------------   -----------------   -----------------   ------------------
Edward D. Beach, Director            $   7,500                None                 N/A            $ 183,500(22/43)**
Eugene C. Dorsey, Director           $   7,500                None                 N/A            $  77,375*(10/34)**
Delayne Dedrick Gold, Director       $   7,500                None                 N/A            $ 183,250(24/45)**
Thomas T. Mooney, Director           $   7,500                None                 N/A            $ 129,625(14/19)**
Thomas H. O'Brien, Director          $   7,500                None                 N/A            $  44,000(6/24)**
Nancy H. Teeters, Director           $   7,500                None                 N/A            $ 107,500(13/31)**

 * All compensation for the calendar year ended December 31, 1995 represents deferred compensation. Aggregate compensation from the Fund for the fiscal year ended December 31, 1995, including accrued interest, amounted to $8,516. Aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1995, including accrued interest, amounted to approximately $85,800.

** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

    As of February 9, 1996, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of common stock of the Fund.

    As of February 9, 1996, Prudential Securities was the record holder for other beneficial owners of 28,972,065 Class A shares (or 40% of the outstanding Class A shares), 89,122,992 Class B shares (or 67% of the outstanding Class B shares) and 1,235,359 Class C shares (or 77% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER

    The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $52 billion and, according to the Investment Company Institute, as of December 31, 1995, the Prudential Mutual Funds were the 13th largest family of mutual funds in the United States.

    PMF, the Manager of the Fund, is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $500 million, .475 of 1% of the Fund's average daily net assets from $500 million to $1 billion and .45 of 1% of the Fund's average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended December 31, 1995. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of the Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.

    In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

    (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment  Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the

Securities and Exchange Commission, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 5, 1995 and by shareholders of the Fund on April 29, 1988.

    For the fiscal years ended December 31, 1995, 1994 and 1993, PMF received management fees of $13,027,717, $10,083,085 and $8,086,967, respectively.

    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser). The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.

    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 5, 1995, and by shareholders of the Fund on April 29, 1988.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    The Manager and Subadviser are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. For the year ended December 31, 1994, Prudential through its subsidiaries provided financial services to more than 50 million people worldwide--the equivalent of more than one of every five people in the United States. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by Prudential Securities Incorporated (PSI) for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

    Based on data for the period from January 1, 1995 to September 30, 1995 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $150 million in bond transactions and over $3.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities. Based on complex-wide data for the period from January 1, 1995 to September 30, 1995, on an average day, over 7,000 shareholders telephoned PMFS, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

                                  DISTRIBUTOR

    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Fund.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

    Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 19, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On May 6, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 6, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 5, 1995. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

    CLASS A PLAN. For the fiscal year ended December 31, 1995, PMFD received payments of $2,270,912 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1995, PMFD also received approximately $2,251,200 in initial sales charges.

    CLASS B PLAN. For the fiscal year ended December 31, 1995, Prudential Securities received approximately $18,911,600 from the Fund under the Class B Plan and spent approximately $19,922,400 in distributing the Class B shares. It is estimated that of the latter amount, approximately 0.5% ($121,300) was spent on printing and mailing of prospectuses to other than current shareholders; 19.8% ($3,933,900) was spent on compensation to Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Class B shares; and 79.7% ($15,867,200) was spent on the aggregate of (i) commission credits to Prudential Securities branch offices, for payments of commissions and account servicing fees to financial advisers (43.1% or $8,584,700) and (ii) an allocation on account of overhead and other branch office distribution-related expenses (36.6% or $7,282,500). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Prudential Securities branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1995, Prudential
Securities received approximately $3,461,900 in contingent deferred sales charges attributable to Class B shares.

    CLASS C PLAN. For the fiscal year ended December 31, 1995, Prudential Securities received $121,899 from the Fund under the Class C Plan and spent approximately $201,000 in distributing the Fund's Class C shares. It is estimated that of the latter amount, approximately 2.7% ($5,400) was spent on printing and mailing of prospectuses to other than current shareholders; 9.5% ($19,100) was spent on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Class C shares; and 87.8% ($176,500) was spent on the aggregate of (i) commission credits to Prudential Securities branch offices, for payments of commissions and account servicing fees to financial advisers (40.2% or $80,800) and (ii) an allocation on account of overhead and other branch office distribution-related expenses (47.6% or $95,700). Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder
Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1995, Prudential Securities received approximately $8,400 in contingent deferred sales charges attributable to Class C shares.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify PMFD and Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. Each Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 5, 1995. On November 3, 1995, the Board of Directors approved the transfer of the Distribution Agreement for Class A shares with PMFD to Prudential Securities.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund's shareholders rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities, options on such securities and stock indices and stock index futures contracts and options thereon for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Purchases and sales of securities, options and futures on an exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal. Thus, it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Section 11(a) provides that Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities, for the three-year period ended December 31, 1995.

                                             FISCAL YEAR ENDED DECEMBER 31,
                                          -------------------------------------
                  ITEM                       1995          1994         1993
----------------------------------------  -----------   -----------   ---------
Total brokerage commissions paid by the
 Fund...................................  $ 1,523,386   $ 1,314,799   $1,616,768
Total brokerage commissions paid to
 Prudential Securities..................       82,445       102,378     351,201
Percentage of total brokerage
 commissions paid to Prudential
 Securities.............................          5.4%          7.8%       21.7%

    The Fund effected approximately 5.4% of the total dollar amount of its transactions involving the payment of commissions through Prudential Securities during the year ended December 31, 1995. Of the total brokerage commissions paid during that period, $1,199,234 (or 78.7%) were paid to firms which provided research, statistical or other services to the Manager. PMF has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales or redemption charge and are offered exclusively for sale to participants in the Prudential Securities 401(k) Plan, an employee benefit plan sponsored by Prudential Securities (the PSI 401(k) Plan). See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

    Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees which may affect performance,
(ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to participants in the PSI 401(k) Plan. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z** shares of the Fund are sold at net asset value. Using the Fund's net asset value at December 31, 1995, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share................  $  16.44
Maximum sales charge (5% of offering price)...........................       .87
                                                                        --------
Maximum offering price to public......................................  $  17.31
                                                                        --------
                                                                        --------
CLASS B
Net asset value, offering price and redemption price per Class B share*...............................................................  $  16.43
                                                                        --------
                                                                        --------
CLASS C
Net asset value, offering price and redemption price per Class C share*...............................................................  $  16.43
                                                                        --------
                                                                        --------
CLASS Z
Net asset value, offering price and redemption price per Class Z share**..............................................................  $  16.44
                                                                        --------
                                                                        --------

------------------------
         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.
        ** Class Z shares did not exist at December 31, 1995.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    In addition, an eligible group of related Fund investors may include (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                             REQUIRED DOCUMENTATION
Death                                          A copy of the shareholder's death certificate
                                               or,  in the  case of a  trust, a  copy of the
                                               grantor's death certificate,  plus a copy  of
                                               the trust agreement identifying the grantor.

Disability--An  individual will be considered  A copy of the Social Security  Administration disabled  if he or she is unable to engage in  award letter or a letter from a physician  on any substantial gainful activity by reason of  the  physician's letterhead  stating that the any medically determinable physical or mental  shareholder (or, in the case of a trust,  the impairment which can be expected to result in  grantor)  is permanently disabled. The letter
death  or   to  be   of  long-continued   and  must also indicate the date of disability.
indefinite duration.

Distribution  from an IRA or 403(b) Custodial  A copy  of  the distribution  form  from  the
Account                                        custodial  firm  indicating (i)  the  date of
                                               birth of the  shareholder and  (ii) that  the
                                               shareholder  is over age 59 1/2 and is taking
                                               a   normal   distribution--signed   by    the
                                               shareholder.

Distribution from Retirement Plan              A letter signed by the plan
                                               administrator/trustee  indicating  the reason
                                               for the distribution.

Excess Contributions                           A letter from the shareholder (for an IRA) or
                                               the  plan  administrator/trustee  on  company
                                               letterhead   indicating  the  amount  of  the
                                               excess and  whether or  not taxes  have  been
                                               paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                                 CONTINGENT DEFERRED SALES CHARGE
                                                AS A PERCENTAGE OF DOLLARS INVESTED
                                                      OR REDEMPTION PROCEEDS
                                               -------------------------------------
YEAR SINCE PURCHASE                             $500,001 TO $1
PAYMENT MADE                                        MILLION         OVER $1 MILLION
---------------------------------------------  -----------------   -----------------
First........................................        3.0%                2.0%
Second.......................................        2.0%                1.0%
Third........................................        1.0%                  0%
Fourth and thereafter........................          0%                  0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If delivery of a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. A shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in this particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The following  money  market  funds  participate in  the  Class  A  Exchange
Privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc.
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange of Class B shares, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven-year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of the funds listed below which participate in the PSI 401(k) Plan. No fee or sales load will be imposed upon the exchange.

       Prudential Allocation Fund
         (Balanced Portfolio)
       Prudential Equity Income Fund
       Prudential Global Fund, Inc.
       Prudential Government Income Fund, Inc.
       Prudential Government Securities Trust
         (Money Market Series)
       Prudential Growth Opportunity Fund, Inc.
       Prudential High Yield Fund, Inc.
       Prudential Jennison Fund, Inc.
         (expected to be available later in 1996)
       Prudential MoneyMart Assets, Inc.
       Prudential Multi-Sector Fund, Inc.
       Prudential Pacific Growth Fund, Inc.
       Prudential Utility Fund, Inc.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:       $100,000  $150,000  $200,000  $250,000
-------------------------  -------   -------   -------   -------
25 Years.................  $  110    $  165    $  220    $  275
20 Years.................     176       264       352       440
15 Years.................     296       444       592       740
10 Years.................     555       833     1,110     1,388
 5 Years.................   1,371     2,057     2,742     3,428

See "Automatic Savings Accumulation Plan."

------------------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-- How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not generally be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. Withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS                        PERSONAL
MADE OVER:                           SAVINGS      IRA
-----------------------------------  --------   --------
10 years...........................  $ 26,165   $ 31,291
15 years...........................    44,675     58,649
20 years...........................    68,109     98,846
25 years...........................    97,780    157,909
30 years...........................   135,346    244,692

------------------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with the procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market markers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of the commodities exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

    Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time.

    Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

    Where:  P = a hypothetical initial payment of $1,000.
            T = average annual total return.
            n = number of years.
            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total returns for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1995 were 25.0%, 17.2% and 14.6%, respectively. The average annual total returns for Class B shares of the Fund for the one, five and ten year periods ended on December 31, 1995 were 25.6%, 17.4% and 14.1%, respectively. The average annual total returns for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1995 were 29.6% and 20.9%, respectively. During these periods, no Class Z shares were outstanding.

    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                           ERV - P
               T =         -------
                              P

    Where: P = a hypothetical initial payment of $1000.
           T = aggregate total return.
           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any applicable initial or contingent deferred sales charges or federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total returns for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended on December 31, 1995 were 31.6%, 132.9% and 136.1%, respectively. The aggregate total returns for Class B shares for the one, five and ten year periods ended on December 31, 1995 were 30.6%, 123.9% and 274.4%, respectively. The aggregate total returns for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1995 were 30.6% and 20.9%, respectively. During these periods, no Class Z shares were outstanding.

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

    Where:  a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. The yields for the Class A, Class B and Class C shares for the 30-day period ended December 31, 1995 were 1.74%, 1.09% and 1.09%, respectively. During this period, no Class Z shares were outstanding.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                                    [CHART]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL RETURN
Common Stocks                              10.2%
Long-Term Government Bonds                  4.8%
Inflation                                   3.1%

    (1) Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1995 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to declare semi-annual dividends of the Fund's net investment income. Net capital gains, if any, will be distributed at least annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Distributions will be paid in additional Fund shares (based on net asset value), unless the shareholder elects in writing not less than five full business days prior to the record date to receive such distributions in cash.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

    The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. Under Subchapter M the Fund is not subject to federal income taxes on the taxable income it distributes to shareholders, provided that it distributes to shareholders each year at least 90% of its net investment income and net short-term capital gains in excess of net long-term capital losses, if any. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, proceeds from securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is anticipated that the Fund will not be subject to the excise tax.

    The "straddle" provisions of the Internal Revenue Code may also affect the taxation of the Fund's transactions in options on securities, stock index futures and options on futures and limit the deductibility of any loss from the disposition of a position to the extent of the unrealized gain on any offsetting position. Further, any position in the straddle (e.g., a put option acquired by the Fund) may affect the holding period of the offsetting position for purposes of the 30% of gross income test described above, and accordingly the Fund's ability to enter into straddles and dispose of the offsetting positions may be limited.

    Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any taxable ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her shares.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    PENNSYLVANIA PERSONAL PROPERTY TAX. The Fund has received a written letter of determination from the Pennsylvania Department of Revenue that the Fund will be subject to the Pennsylvania foreign franchise tax. Accordingly, it is believed that Fund shares are exempt from Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption.

    OTHER TAX INFORMATION. The Fund may also be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended December 31, 1995, the Fund incurred fees of $3,427,000 for the services of PMFS.

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

PORTFOLIO OF INVESTMENTS AS
OF DECEMBER 31, 1995              PRUDENTIAL EQUITY FUND, INC.
---------------------------------------------------------------


SHARES      DESCRIPTION                     VALUE (NOTE 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--81.4%
COMMON STOCKS--80.7%
---------------------------------------------------------------
AEROSPACE/DEFENSE--2.2%

   70,400   Lockheed Corp.                       $    5,561,600
1,740,000   Loral Corp.                              61,552,500
   40,900   United Technologies Corp.                 3,880,388
                                                 --------------
                                                     70,994,488
---------------------------------------------------------------
AUTOMOBILES & TRUCKS--3.9%

1,700,000   Chrysler Corp.                           94,137,500
  600,000   General Motors Corp.                     31,725,000
  404,800   Navistar International Corp.(a)           4,250,400
                                                 --------------
                                                    130,112,900
---------------------------------------------------------------
BANKS & FINANCIAL SERVICES--14.5%

1,800,000   American Express Co.                     74,475,000
  303,800   American Financial Group, Inc.            9,303,875
  800,000   American General Corp.                   27,900,000
  700,000   Bank of New York Co., Inc.               34,125,000
  500,000   BankAmerica Corp.                        32,375,000
  600,000   Chase Manhattan Corp.                    36,375,000
  900,000   Comerica, Inc.                           36,112,500
1,300,000   Dean Witter Discover & Co.               61,100,000
  177,000   First America Bank Corp.                  7,854,375
1,000,000   Great Western Financial Corp.            25,500,000
  800,000   Lehman Brothers Holdings, Inc.           17,000,000
  292,505   Mellon Bank Corp.                        15,722,144
  256,500   Mercantile Bankshares Corp.               7,149,937
  345,600   Morgan (J.P.) & Co., Inc.                27,734,400
  500,000   NationsBank Corp.                        34,812,500
  225,000   Republic New York Corp.                  13,978,125
  600,000   Salomon, Inc.                            21,300,000
                                                 --------------
                                                    482,817,856
---------------------------------------------------------------
CHEMICALS--0.5%
  706,900   Wellman, Inc.                            16,081,975
---------------------------------------------------------------


SHARES      DESCRIPTION                     VALUE (NOTE 1)
---------------------------------------------------------------


---------------------------------------------------------------
COMMERCIAL SERVICES--1.3%

  600,000   AAR Corp.                            $   13,200,000
  273,800   American Standard Cos., Inc.              7,666,400
  278,200   TRW Inc.                                 21,560,500
                                                 --------------
                                                     42,426,900
---------------------------------------------------------------
COMPUTER HARDWARE--7.2%

3,500,000   Amdahl Corp.                             29,750,000
1,200,000   Comdisco, Inc.                           27,150,000
2,300,000   Digital Equipment Corp.(a)              147,487,500
  412,900   Gerber Scientific, Inc.                   6,709,625
  300,000   International Business Machines
              Corp.                                  27,525,000
                                                 --------------
                                                    238,622,125
---------------------------------------------------------------
CONSTRUCTION & HOUSING--0.6%

  550,000   Centex Corp.                             19,112,500
---------------------------------------------------------------
DIVERSIFIED CONSUMER PRODUCTS--4.0%

  750,000   Gibson Greetings Inc.                    12,000,000
1,000,000   Loews Corp.                              78,375,000
1,400,000   RJR Nabisco Holdings Corp.               43,225,000
                                                 --------------
                                                    133,600,000
---------------------------------------------------------------
DRUGS & MEDICAL SUPPLIES--2.5%

2,000,000   Baxter International Inc.                83,750,000
---------------------------------------------------------------
ELECTRIC POWER--0.8%

  170,000   American Electric Power Company,
              Inc.                                    6,885,000
  570,000   General Public Utilities Corp.           19,380,000
                                                 --------------
                                                     26,265,000
---------------------------------------------------------------
ELECTRONICS--0.5%

   15,000   Harris Computer Systems, Inc.               202,500
  300,000   Harris Corp.                             16,387,500
                                                 --------------
                                                     16,590,000
---------------------------------------------------------------


See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS
OF DECEMBER 31, 1995              PRUDENTIAL EQUITY FUND, INC.
---------------------------------------------------------------


SHARES      DESCRIPTION                     VALUE (NOTE 1)
---------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.8%

  500,000   BJ Services Corp.(a)                 $   14,500,000
1,300,000   NorAm Energy Corp.                       11,537,500
                                                 --------------
                                                     26,037,500
---------------------------------------------------------------
FOREST PRODUCTS--6.9%

   55,000   Crown Vantage Inc.                          783,750
  225,000   Georgia-Pacific Corp.                    15,440,625
1,183,500   International Paper Co.                  44,825,062
  550,000   James River Corp. of Virginia            13,268,750
1,476,598   Kimberly-Clark Corp.                    122,188,484
  161,300   Mead Corp.                                8,427,925
  125,000   Rayonier Inc.                             4,171,875
  202,300   Temple-Inland Inc.                        8,926,488
  198,700   Willamette Industries, Inc.              11,176,875
                                                 --------------
                                                    229,209,834
---------------------------------------------------------------
HOSPITALS--3.6%

1,351,300   Foundation Health Corp.(a)               58,105,900
2,937,874   Tenet Healthcare Corp.                   60,960,885
                                                 --------------
                                                    119,066,785
---------------------------------------------------------------
INSURANCE--10.3%

1,000,000   Alexander & Alexander Services,
              Inc.                                   19,000,000
  600,000   Chubb Corp.                              58,050,000
  700,000   Citizens Corp.                           13,037,500
1,132,700   First Colony Corp.                       28,742,262
  900,828   Old Republic International Corp.         31,979,394
  255,500   Providian Corp.                          10,411,625
1,400,000   SAFECO Corp.                             48,300,000
  426,900   St. Paul Companies, Inc.                 23,746,312
1,500,000   The Equitable Companies, Inc.            36,000,000
    4,000   Transport Holdings, Inc.                    163,000
  800,000   Travelers Corp.                          50,300,000
1,461,900   Western National Corp.                   23,573,138
                                                 --------------
                                                    343,303,231
---------------------------------------------------------------


SHARES      DESCRIPTION                     VALUE (NOTE 1)
---------------------------------------------------------------
METALS - NON FERROUS--2.2%

  250,000   Alumax Inc.(a)                       $    7,656,250
  600,000   Aluminum Company of America              31,725,000
  122,750   AMAX Gold Inc.                              889,938
1,293,000   Cyprus Minerals Co.                      33,779,625
                                                 --------------
                                                     74,050,813
---------------------------------------------------------------
OIL & GAS EXPLORATION/PRODUCTION--5.3%

  300,000   Amerada Hess Corp.                       15,900,000
  200,000   Atlantic Richfield Co.                   22,150,000
1,100,000   Occidental Petroleum Corp.               23,512,500
1,500,000   Oryx Energy Co.                          20,062,500
1,598,596   Societe Nationale Elf Aquitaine,
              ADR (France)                           58,748,403
  738,365   Total SA, ADR (France)(a)                25,104,410
  504,400   Union Texas Petroleum Holdings,
              Inc.                                    9,772,750
                                                 --------------
                                                    175,250,563
---------------------------------------------------------------
RETAIL--7.8%

  119,700   Dayton-Hudson Corp.                       8,977,500
1,642,900   Dillard Department Stores, Inc.          46,822,650
  700,000   Federated Department Stores,
              Inc.(a)                                19,250,000
5,500,000   KMart Corp.                              39,875,000
1,000,000   Liz Claiborne, Inc.                      27,750,000
  500,000   Petrie Stores Corp.                       1,375,000
1,168,300   Tandy Corp.                              48,484,450
1,432,700   TJX Companies, Inc.                      27,042,212
  800,000   Toys "R" Us, Inc.(a)                   17,400,000
1,100,000   Waban, Inc.(a)                           20,625,000
                                                 --------------
                                                    257,601,812
---------------------------------------------------------------
SPECIALTY CHEMICALS--0.8%

  388,200   Eastman Chemical Co.                     24,311,025
  100,000   Witco Corp.                               2,925,000
                                                 --------------
                                                     27,236,025
---------------------------------------------------------------


See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS
OF DECEMBER 31, 1995              PRUDENTIAL EQUITY FUND, INC.
---------------------------------------------------------------


SHARES      DESCRIPTION                          VALUE (NOTE 1)
---------------------------------------------------------------
STEEL--0.8%

  500,000   Bethlehem Steel Corp.(a)             $    7,000,000
1,368,300   Birmingham Steel Corp.                   20,353,463
                                                 --------------
                                                     27,353,463
---------------------------------------------------------------
TELECOMMUNICATIONS--3.1%

1,446,500   Sprint Corp.                             57,679,188
1,100,000   Telefonica de Espana, S.A., ADR
              (Spain)                                46,062,500
                                                 --------------
                                                    103,741,688
---------------------------------------------------------------
TRANSPORTATION--1.1%

  186,900   Canadian National Railway Co.(b)          2,803,500
1,000,000   OMI Corp.                                 6,500,000
  550,000   Overseas Shipholding Group, Inc.         10,450,000
  747,517   Southern Pacific Rail Corp.              17,940,408
                                                 --------------
                                                     37,693,908
                                                 --------------
            Total common stocks
              (cost $1,952,093,521)               2,680,919,366


PREFERRED STOCK--0.7%
4,000,000   RJR Nabisco Holdings Corp.
              Conv. Pfd. Stock
              (cost $25,999,617)                     25,500,000
                                                 --------------
            Total long-term investments
              (cost $1,978,093,138)               2,706,419,366
                                                 --------------



PRINCIPAL
AMOUNT
(000)       DESCRIPTION                          VALUE (NOTE 1)
---------------------------------------------------------------

SHORT-TERM INVESTMENTS--19.4%

---------------------------------------------------------------
U.S. GOVERNMENT SECURITY--0.1%

$   1,500   United States Treasury Note
             4.375%, 11/15/96                     $   1,489,176
---------------------------------------------------------------
REPURCHASE AGREEMENT--19.3%

  642,246   Joint Repurchase Agreement Account,
              5.85%, due 1/2/96 (Note 5)            642,246,000
                                                 --------------
            Total short-term investments
              (cost $643,732,293)                   643,735,176
                                                 --------------
---------------------------------------------------------------
TOTAL INVESTMENTS--100.8%

            (cost $2,621,825,431; Note 4)         3,350,154,542
            Liabilities in excess of other
              assets--(0.8%)                        (27,255,352)
                                                 --------------
            Net Assets--100%                     $3,322,899,190
                                                 --------------
                                                 --------------

---------------

(a) Non-income producing security.
(b) Installment Receipt. The Fund is liable for a second payment in the amount of C$10.75 per share on November 26, 1996 if it continues to own this security.
ADR--American Depository Receipt.

-------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES                 PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                         DECEMBER 31, 1995
ASSETS                                                                                   -----------------

Investments, at value (cost $2,621,825,431)...........................................     $3,350,154,542
Cash..................................................................................            259,868
Recievable for Fund shares sold.......................................................          8,155,413
Dividends and interest receivable.....................................................          7,342,692
Receivable for investments sold.......................................................          5,020,397
Deferred expenses and other assets....................................................             42,951
                                                                                           --------------
   Total assets.......................................................................      3,370,975,863
                                                                                           --------------
LIABILITIES
Payable for Fund shares reacquired....................................................         42,383,021
Distribution fee payable..............................................................          2,070,371
Payable for investments purchased.....................................................          1,648,899
Management fee payable................................................................          1,292,602
Accrued expenses and other liabilities................................................            651,610
Deferred Trustees' fees...............................................................             24,013
Forward contract - amount payable to counterparties...................................              6,157
                                                                                           --------------
   Total liabilities..................................................................         48,076,673
                                                                                           --------------
NET ASSETS............................................................................     $3,322,899,190
                                                                                           --------------
                                                                                           --------------
Net assets were comprised of:
   Common stock, at par...............................................................     $    2,022,458
   Paid-in capital in excess of par...................................................      2,448,996,627
                                                                                           --------------
                                                                                            2,451,019,085
   Undistributed net investment income................................................         42,159,075
   Accumulated net realized gain on investments.......................................        101,398,076
   Net unrealized appreciation on investments and foreign currencies..................        728,322,954
                                                                                           --------------
Net assets, December 31, 1995.........................................................     $3,322,899,190
                                                                                           --------------
                                                                                           --------------
Class A:
   Net asset value and redemption price per share
      ($1,158,110,658 DIVIDED BY 70,464,888 shares of common stock issued and
      outstanding)....................................................................             $16.44
   Maximum sales charge (5.00% of offering price).....................................                .87
                                                                                                   ------
   Maximum offering price to public...................................................             $17.31
                                                                                                   ------
                                                                                                   ------
Class B:
   Net asset value, offering price and redemption price per share
      ($2,140,894,944 DIVIDED BY 130,326,420 shares of common stock issued and
      outstanding)....................................................................             $16.43
                                                                                                   ------
                                                                                                   ------
Class C:
   Net asset value, offering price and redemption price per share
      ($23,893,588 DIVIDED BY 1,454,527 shares of common stock issued and
      outstanding)....................................................................            $16.43
                                                                                                   ------
                                                                                                   ------

-------------------------------------------------------------------------------

See Notes to Financial Statements.

PRUDENTIAL EQUITY FUND, INC.
STATEMENT OF OPERATIONS
----------------------------------------------------------------

                                                  YEAR ENDED
                                               DECEMBER 31, 1995
NET INVESTMENT INCOME                          -----------------
Income
   Dividends (net of foreign withholding
      taxes of $752,910)....................      $ 55,983,658
   Interest.................................        19,687,736
                                                  ------------
      Total income..........................        75,671,394
                                                  ------------
Expenses
   Distribution fee--Class A................         2,270,912
   Distribution fee--Class B................        18,911,600
   Distribution fee--Class C................           121,899
   Management fee...........................        13,027,717
   Transfer agent's fees and expenses.......         4,180,000
   Reports to shareholders..................           640,000
   Franchise taxes..........................           255,000
   Registration fees........................           242,000
   Custodian's fees and expenses............           200,000
   Insurance expense........................            71,000
   Legal fees and expenses..................            70,000
   Audit fee and expenses...................            55,000
   Directors' fees..........................            45,000
   Miscellaneous............................            13,526
                                                  ------------
      Total expenses........................        40,103,654
                                                  ------------
Net investment income.......................        35,567,740
                                                  ------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investment
   transactions.............................       221,104,455
                                                  ------------
Net change in unrealized appreciation/
   depreciation on:
   Investments..............................       482,830,366
   Foreign currencies.......................            (6,157)
                                                  ------------
                                                   482,824,209
                                                  ------------
Net gain on investments and foreign
   currencies...............................       703,928,664
                                                  ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS...................      $739,496,404
                                                  ------------
                                                  ------------

PRUDENTIAL EQUITY FUND, INC.
Statement of Changes in Net Assets

----------------------------------------------------------------

                                    YEAR ENDED DECEMBER 31,
INCREASE (DECREASE)            ---------------------------------
IN NET ASSETS                        1995               1994
                               ---------------    ---------------
Operations
   Net investment income.....   $   35,567,740    $    20,683,314
   Net realized gain on
      investments............      221,104,455         81,494,071
   Net change in unrealized
      appreciation
      (depreciation) of
      investments and foreign
      currency
      transactions...........      482,824,209        (68,377,840)
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............      739,496,404         33,799,545
                               ---------------    ---------------
Net equalization
   debit/credit..............       (4,049,462)         6,402,186
                               ---------------    ---------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A................      (17,125,686)        (4,339,236)
      Class B................      (19,755,318)       (16,849,152)
      Class C................         (167,436)           (14,701)
                               ---------------    ---------------
                                   (37,048,440)       (21,203,089)
                               ---------------    ---------------
   Distributions from net
      realized capital gains
      Class A................      (43,407,909)       (12,591,770)
      Class B................      (84,861,913)       (91,043,748)
      Class C................         (795,345)           (95,226)
                               ---------------    ---------------
                                  (129,065,167)      (103,730,744)
                               ---------------    ---------------
Fund share transactions (net
   of share conversions)
   (Note 6)
   Proceeds from shares
      sold...................    2,331,421,579      1,454,763,135
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........      156,970,117        117,059,026
   Cost of shares
      reacquired.............   (1,984,977,517)    (1,264,107,170)
                               ---------------    ---------------
  Net increase in net assets
      from Fund share
      transactions...........      503,414,179        307,714,991
                               ---------------    ---------------
Total increase...............    1,072,747,514        222,982,889

NET ASSETS
Beginning of year............    2,250,151,676      2,027,168,787
                               ---------------    ---------------
End of year..................  $ 3,322,899,190    $ 2,250,151,676
                               ---------------    ---------------
                               ---------------    ---------------

-------------------------------------------------------------------------------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

Prudential Equity Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital by investing primarily in common stocks of major established corporations.

----------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Investments, including options, traded on a national securities or commodities exchange and NASDAQ National Market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 P.M., New York time.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

FORWARD CURRENCY CONTRACTS: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

EQUALIZATION: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.

TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

----------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. ("PMF"). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million, .475 of 1% of the next $500 million of average daily net assets and
 .45 of 1% of the Fund's average daily net assets in excess of $1 billion.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. ("PMFD"), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated ("PSI"') is distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the `Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Effective January 2, 1996, PSI became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the year ended December 31, 1995 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A Plan were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets under the Class B and C Plans of both the Class B and Class C shares, respectively, for the year ended December 31, 1995.

PMFD has advised the Fund that it has received approximately $2,251,000 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons.

PSI advised the Fund that for the year ended December 31, 1995, it received approximately $3,461,900 and $8,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

----------------------------------------------------------------

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services, Inc. ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended December 31, 1995, the Fund incurred fees of approximately $3,427,000 for the services of PMFS. As of December 31, 1995, approximately $312,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

For the year ended December 31, 1995, PSI earned $82,445 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

----------------------------------------------------------------

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1995 aggregated $443,235,852 and $533,026,204, respectively.

At December 31, 1995, the Fund had an outstanding forward currency contract to purchase foreign currency as follows:


                         VALUE AT
 FOREIGN CURRENCY      SETTLEMENT DATE     CURRENT
PURCHASE CONTRACTS        PAYABLE           VALUE     DESCRIPTION
------------------     ---------------   -----------  ------------
Canadian Dollars
 expiring 11/15/96       $1,474,191       $1,468,034    $(6,157)


The federal income tax basis of the Fund's investments at December 31, 1995 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $728,329,111 (gross unrealized appreciation--$815,973,531; gross unrealized depreciation--$87,644,420).

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1995, the Fund has a 55.52% undivided interest in the joint account. The undivided interest for the Fund represents $642,246,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 5.80%, in the principal amount of $262,000,000, repurchase price $262,168,842, due 1/2/96. The value of the collateral including accrued interest was $267,947,172.

BT Securities Corp., 5.75%, in the principal amount of $61,765,000, repurchase price $61,804,460, due 1/2/96. The value of the collateral including accrued interest was $63,059,883.

Goldman, Sachs & Co., 5.90%, in the principal amount of $365,000,000, repurchase price $365,239,277, due 1/2/96. The value of the collateral including accrued interest was $372,300,053.

Morgan Stanley & Co. Inc., 5.89%, in the principal amount of $103,000,000, repurchase price $103,067,406, due 1/2/96. The value of the collateral including accrued interest was $105,192,608.

Smith Barney, Inc., 5.83%, in the principal amount of $365,000,000, repurchase price $365,236,438, due 1/2/96. The value of the collateral including accrued interest was $372,300,416.
----------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

There are 750 million shares of common stock, $.01 par value per share, divided into three classes, designated Class A, Class B and Class C common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                               SHARES            AMOUNT
-------                            --------------   ---------------
Year ended December 31, 1995:
Shares sold....................       71,637,369    $ 1,094,814,294
Shares issued in
  reinvestment of dividends
  and distributions............       3,610,392          57,800,752
Shares reacquired..............     (66,953,389)     (1,028,414,685)
                                    -----------     ---------------
Net increase in shares
  outstanding before
  conversion from Class B......       8,294,372         124,200,361
Shares issued upon
  conversion from Class B......      41,288,563         582,060,191
                                    -----------     ---------------
Net increase in shares
  outstanding..................      49,582,935     $   706,260,552
                                    -----------     ---------------
                                    -----------     ---------------
Year ended December 31,
  1994:
Shares sold....................      18,103,878     $   247,518,724
Shares issued in
  reinvestment of dividends
  and distributions............       1,247,329          16,412,624
Shares reacquired..............     (15,323,527)       (209,456,746)
                                    -----------     ---------------
Net increase in shares
  outstanding..................       4,027,680     $    54,474,602
                                    -----------     ---------------
                                    -----------     ---------------
Class B
-------
Year ended December 31, 1995:
Shares sold....................      81,698,002     $ 1,215,662,984
Shares issued in
  reinvestment of dividends
  and distributions............       6,251,700          98,250,095
Shares reacquired..............     (65,164,474)       (953,481,508)
                                    -----------     ---------------
Net increase in shares
  outstanding before
  conversion...................      22,785,228         360,431,571
Shares reacquired upon
  conversion into Class A......     (41,293,731)       (582,060,191)
                                    -----------     ---------------
Net decrease in shares
  outstanding..................     (18,508,503)    $  (221,628,620)
                                    -----------     ---------------
                                    -----------     ---------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

Class B                               SHARES            AMOUNT
-------                            --------------   ---------------
Year ended December 31, 1994:
Shares sold....................      89,556,181     $ 1,203,380,489
Shares issued in
  reinvestment of dividends
  and distributions............       7,818,109         100,544,482
Shares reacquired..............     (78,586,261)     (1,053,979,338)
                                    -----------     ---------------

Net increase in shares
  outstanding..................      18,788,029     $   249,945,633
                                    -----------     ---------------
                                    -----------     ---------------
Class C
-------
Year ended December 31, 1995:
Shares sold....................       1,352,277     $    20,944,301
Shares issued in
  reinvestment of dividends
  and distributions............          57,365             919,269
Shares reacquired..............        (193,799)         (3,081,322)
                                    -----------     ---------------
Net increase in shares
  outstanding..................       1,215,843     $    18,782,248
                                    -----------     ---------------
                                    -----------     ---------------
August 1, 1994(a) through
  December 31, 1994
Shares sold....................         279,964     $     3,863,922
Shares issued in
  reinvestment of dividends
  and distributions............           7,877             101,920
Shares reacquired..............         (49,158)           (671,086)
                                    -----------     ---------------
Net increase in shares
  outstanding..................         238,683     $     3,294,756
                                    -----------     ---------------
                                    -----------     ---------------





---------------
(a) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                        CLASS A
                                             -------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------------------
                                                1995          1994         1993         1992        1991
                                             ----------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $    13.24     $  13.80     $  12.07     $  11.39     $  9.84
                                             ----------     --------     --------     --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................          .27          .22          .23          .24         .27
Net realized and unrealized gain on
   investments and foreign currencies.....         3.88          .09         2.42         1.30        2.09
                                             ----------     --------     --------     --------     -------
   Total from investment operations.......         4.15          .31         2.65         1.54        2.36
                                             ----------     --------     --------     --------     -------
LESS DISTRIBUTIONS
Dividends from net investment income......         (.27)        (.22)        (.22)        (.23)       (.24)
Distributions from net realized capital
   gains..................................         (.68)        (.65)        (.70)        (.63)       (.57)
                                             ----------     --------     --------     --------     -------
   Total distributions....................         (.95)        (.87)        (.92)        (.86)       (.81)
                                             ----------     --------     --------     --------     -------
Net asset value, end of year..............   $    16.44     $  13.24     $  13.80     $  12.07     $ 11.39
                                             ----------     --------     --------     --------     -------
                                             ----------     --------     --------     --------     -------
TOTAL RETURN(a):..........................        31.58%        2.38%       22.14%       13.65%      24.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............   $1,158,111     $276,412     $232,535     $136,834     $82,845
Average net assets (000)..................   $  908,365     $254,596     $190,778     $111,489     $57,845
Ratios to average net assets:
   Expenses, including distribution
      fees................................          .91%        1.00%         .91%         .94%        .97%
   Expenses, excluding distribution
      fees................................          .66%         .75%         .71%         .74%        .77%
   Net investment income..................         1.82%        1.62%        1.71%        1.91%       2.36%
For Class A, B and C shares:
   Portfolio turnover.....................           18%          12%          21%          22%         19%
   Average commission rate paid per
      share...............................       $.0501          N/A          N/A          N/A         N/A

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                     CLASS B                                      CLASS C
                                             --------------------------------------------------------  -------------------------
                                                                                                                     AUGUST 1,
                                                                                                                      1994(c)
                                                              YEAR ENDED DECEMBER 31,                   YEAR ENDED   THROUGH
                                             --------------------------------------------------------  DECEMBER 31, DECEMBER 31,
                                                1995        1994        1993        1992       1991        1995         1994
                                             ----------  ----------  ----------  ----------  --------  -----------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......   $    13.24  $    13.80  $    12.08  $    11.40  $   9.85    $  13.24    $  14.02
                                             ----------  ----------  ----------  ----------  --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................          .16         .12         .12         .14       .18         .16         .09
Net realized and unrealized gain (loss) on
   investments and foreign currencies.....         3.87         .09        2.42        1.30      2.09        3.87        (.10)
                                             ----------  ----------  ----------  ----------  --------    --------    --------

   Total from investment operations.......         4.03         .21        2.54        1.44      2.27        4.03        (.01)
                                             ----------  ----------  ----------  ----------  --------    --------    --------
LESS DISTRIBUTIONS
Dividends from net investment income......         (.16)       (.12)       (.12)       (.13)     (.15)       (.16)       (.12)
Distributions from net realized capital
   gains..................................         (.68)       (.65)       (.70)       (.63)     (.57)       (.68)       (.65)
                                             ----------  ----------  ----------  ----------  --------    --------    --------
   Total distributions....................         (.84)       (.77)       (.82)       (.76)     (.72)       (.84)       (.77)
                                             ----------  ----------  ----------  ----------  --------    --------    --------
Net asset value, end of period............   $    16.43  $    13.24  $    13.80  $    12.08  $  11.40    $  16.43    $  13.24
                                             ----------  ----------  ----------  ----------  --------    --------    --------
                                             ----------  ----------  ----------  ----------  --------    --------    --------
TOTAL RETURN(a):..........................        30.62%       1.60%      21.13%      12.72%    23.55%      30.62%        .01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........   $2,140,895  $1,970,580  $1,794,634  $1,203,740  $904,382    $ 23,894    $  3,160
Average net assets (000)..................   $1,891,160  $1,901,972  $1,522,992  $1,042,028  $757,485    $ 12,190    $  1,847
Ratios to average net assets:
   Expenses, including distribution
      fees................................         1.66%       1.75%       1.71%       1.74%     1.77%       1.66%       1.83%(b)
   Expenses, excluding distribution
      fees................................          .66%        .75%        .71%        .74%      .77%        .66%        .83%(b)
   Net investment income..................          .99%        .87%        .91%       1.11%     1.56%       1.03%        .90%(b)


---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (b) Annualized.
 (c) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS                   PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Prudential Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Equity Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP


1177 Avenue of the Americas
New York, New York
February 26, 1996

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate change. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

                              [Camera Ready Copy]

    Source:  Stocks,  Bonds,  Bills,  and  Inflation  1995  Yearbook,   Ibbotson
Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

    Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

    Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

    Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to September 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                                                                                              YTD
                                      '87      '88      '89      '90      '91      '92      '93      '94      9/95
U.S. GOVERNMENT
TREASURY
BONDS(1)                               2.0%     7.0%    14.4%     8.5%    15.3%     7.2%    10.7%     (3.4)%  13.2%
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)                          4.3%     8.7%    15.4%    10.7%    15.7%     7.0%     6.8%     (1.6)%  13.1%
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                               2.6%     9.2%    14.1%     7.1%    18.5%     8.7%    12.2%     (3.9)%  16.5%
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                               5.0%    12.5%     0.8%    (9.6)%   46.2%    15.8%    17.1%     (1.0)%  15.6%
WORLD
GOVERNMENT
BONDS(5)                              35.2%     2.3%    (3.4)%   15.3%    16.2%     4.8%    15.1%      6.0%   17.1%
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT             33.2     10.2     18.8     24.9     30.9     11.0     10.3       9.9     4.0

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5)SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1985 through 1994. It does not represent the performance of any Prudential Mutual Fund.

AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS (1985-1994) (IN U.S. DOLLARS)

                              [Camera Ready Copy]

Source: Morgan Stanley Capital International (MSCI) and Lipper Analytical New Applications. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                              [Camera Ready Copy]

Source: Stocks Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                        --------------------------------

                       WORLD STOCK MARKET CAPITALIZATION
                                   BY REGION
                          WORLD TOTAL: $12.4 TRILLION

                              [Camera Ready Copy]

                       ----------------------------------
                        Source: Morgan Stanley Capital
                        International, December 1994.
                        Used with permission. This chart
                        represents the capitalization of
                        major world stock markets as
                        measured by the Morgan Stanley
                        Capital International (MSCI)
                        World Index. The total market
                        capitalization is based on the
                        value of 1577 companies in 22
                        countries (representing
                        approximately 60% of the
                        aggregate market value of the
                        stock exchanges). This chart is
                        for illustrative purposes only
                        and does not represent the
                        allocation of any Prudential
                        Mutual Fund.

            This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

            LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1994)

                              [Camera Ready Copy]

                                    YEAR-END

            -------------------------------------------------------------------
            Source: Stocks, Bonds, Bills, and Inflation 1995
            Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S.
            Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

    The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blend portfolio constructed of one-third U.S. stocks (S&P
500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR
                   STOCK &
Bond Indices Over the Past 20 Years
(12/31/75-12/31/95)*
Lehman Aggregate                                    EAFE    S&P 500
32.6%                                              69.9%      37.6%
2.9%                                               23.2%       7.2%
Best Returns Zone
With a Diversified Blend
1/3 S&P 500 Index
1/3 EAFE Inces
1/3 Lehman Aggregate Index

* Source: Prudential Investment Corporation based on data from Lipper Analytical New Applications (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index in an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

    As of December 31, 1995, Thomas Jackson, the portfolio manager of the Fund, managed over $7.1 billion in equity assets including the Fund's assets as well as the Common Stock Portfolio underlying the variable contracts in the Prudential Series Fund.